ADIRONDACK FUNDS

STATEMENT OF ADDITIONAL INFORMATION

The Adirondack Small Cap Fund

2390 Western Avenue, Guilderland, NY 12084

1-888-686-2729 toll free

Supplement dated April 18, 2012 to the Statement of Additional Information dated August 1, 2011 as amended January 19, 2012.

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Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operation.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

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You should read this Supplement in conjunction with the Prospectus dated August 1, 2011, and the Statement of Additional Information dated August 1, 2011 as amended January 19, 2012, each of which provide information that you should know about the Fund before investing. Both the Prospectus and the Statement of Additional Information, as amended, have been filed with the Securities and Exchange Commission, are incorporated by reference.  A free copy of these documents can be obtained without charge by contacting the transfer agent, Mutual Shareholder Services, LLC, at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 or by calling 1-888-686-2729.